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                                                       hours per response: 18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21689
                                   ---------------------------------------------

                          The Piedmont Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  120 Club Oaks Court, Suite 200      Winston-Salem, North Carolina     27104
--------------------------------------------------------------------------------
             (Address of principal executive offices)                 (Zip code)

                               Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (336) 765-2020
                                                    ----------------------------

Date of fiscal year end:        March 31, 2008
                           ---------------------------
Date of reporting period:       March 31, 2008
                           ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                                 [LOGO OMITTED]


                              THE PIEDMONT SELECT
                                  equity fund

--------------------------------------------------------------------------------



                                  ANNUAL REPORT

                                 March 31, 2008


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Piedmont Select Equity Fund ("Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

THE PIEDMONT SELECT EQUITY FUND
LETTER TO SHAREHOLDERS
================================================================================
Dear Fellow Shareholders,

      During the fiscal year ended March 31, 2008, the total return of The Piedmont Select Equity Fund (the "Fund") was -8.17% versus -5.08% for the S&P 500 Index.

      During the first nine months of the fiscal year, during which time the Fund outperformed the S&P 500 Index by 1.3%, the major drivers of the Fund's performance were Medco Health Solutions, Express Scripts, Nokia, and Schlumberger. We owned these companies for all of 2007 and they continue to be core holdings of our portfolio. In August of 2007, when the market corrected as the credit crises first became apparent to Wall Street, we began establishing positions in well-run companies that experienced large corrections and we viewed as bargains. We established positions in Apple Computer, Research in Motion, and Google. The performance of these three companies was a major driver of the Fund's performance throughout the fall of 2007. We continue to hold these companies as core holdings of the Fund.

      As the uncertainty of the credit crises built to a crescendo in the first quarter of 2008, the market experienced a major correction. Unfortunately, the Fund corrected more than the market, and was down 13.26% during the quarter versus -9.44% for the S&P 500. In hindsight, perhaps we should have seen it coming and lightened up on some of our more volatile positions such as Apple Computer, Google, and Research in Motion. All three of these companies are outstanding operating companies in our view. Both Apple and Google experienced greater than 30% corrections to their stock price, but their operating performance has not lost any significant momentum. We viewed these major corrections as opportunities to add to our positions in all three of these companies.

      Wellpoint, Inc. has been a large core holding of the Fund. In its January earnings report, the company disappointed investors by posting slower growth numbers for the quarter ended in December, and also warned of lagging growth for 2008. The stock went from the mid 70's to high 40's that day. We are still investors in the company. It currently sells at less than 10x earnings and is expected to grow at 15x earnings. Fortunately, part of our loss was offset by our paired short on United Healthcare, which also dropped significantly in sympathy with the Wellpoint, Inc. news.

      The first quarter correction also gave us an opportunity to establish positions in companies that are well managed and are in businesses that we believe are poised for solid growth over the next several years. Caterpillar, Inc. and Bucyrus International manufacture and sell heavy equipment worldwide. As demand for natural materials continues to grow for emerging economies such as China and India, investment in mining and heavy equipment will continue to increase.

      With the price of oil increasing and ethanol production driving food costs higher, we think it is only a matter of time before the politicians in Washington realize one of our great and abundant resources is natural gas. Natural gas is inexpensive to produce, especially when compared to oil and ethanol. Following the first quarter market correction, we increased our investment in Anadarko Petroleum, an inexpensive natural gas exploration and production company.

      In summary, we are excited about the companies we hold as investments. As investors and not traders, your Fund owns a portfolio of companies that offers what we think are compelling values with reasonable and sustainable growth drivers.

      Thank you for your  continued  investment  in The Piedmont  Select  Equity
Fund.

Sincerely,

/s/ David M. Clark III                    /s/ David B. Gilbert

David M. Clark III                        David B. Gilbert


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-859-5865.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUSES CONTAIN THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE FUND'S PROSPECTUS PLEASE CALL 1-888-859-5865 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE OR DOWNLOAD A COPY AT WWW.PIEDMONTSELECTEQUITYFUND.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PIEDMONT SELECT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       THE PIEDMONT SELECT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

       STANDARD & POOR'S 500 INDEX            THE PIEDMONT SELECT EQUITY FUND
      -----------------------------           -------------------------------
           DATE           VALUE                    DATE           VALUE
           ----           -----                    ----           -----
         04/26/05       $ 10,000                 04/26/05       $ 10,000
         06/30/05         10,383                 06/30/05         10,070
         09/30/05         10,758                 09/30/05         10,540
         12/31/05         10,982                 12/31/05         10,540
         03/31/06         11,444                 03/31/06         11,024
         06/30/06         11,279                 06/30/06         10,701
         09/30/06         11,918                 09/30/06         10,701
         12/31/06         12,717                 12/31/06         10,934
         03/31/07         12,798                 03/31/07         11,302
         06/30/07         13,602                 06/30/07         11,698
         09/30/07         13,878                 09/30/07         12,185
         12/31/07         13,415                 12/31/07         11,994
         03/31/08         12,148                 03/31/08         10,379

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2008)

                                                                SINCE
                                                1 YEAR       INCEPTION(b)
                                                ------       ------------
The Piedmont Select Equity Fund (c)             -8.17%          1.28%
Standard & Poor's 500 Index                     -5.08%          6.87%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Commencement of operations was April 26, 2005.

(c)   The Fund's net expense ratio is 1.67%.

THE PIEDMONT SELECT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2008 (UNAUDITED)
================================================================================
                THE PIEDMONT SELECT EQUITY FUND VS. S&P 500 INDEX
                              NET SECTOR EXPOSURE*

                              [BAR CHART OMITTED]

                                            The Piedmont        S&P 500
                                         Select Equity Fund      Index
                                         ------------------     -------
Consumer Discretionary                           8.6%             8.6%
Consumer Staples                                 2.2%            11.1%
Energy                                          22.3%            13.3%
Financials                                       0.3%            16.8%
Health Care                                     18.1%            11.7%
Industrials                                     17.3%            12.2%
Information Technology                          23.6%            15.7%
Materials                                        0.8%             3.6%
Telecommunications Services                     -0.9%             3.4%
Utilities                                        0.0%             3.6%

* The net percentages for The Piedmont Select Equity Fund are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages are not likely to total to 100%.

                              TOP 10 LONG POSITIONS
--------------------------------------------------------------------------------

          SECURITY DESCRIPTION                        % OF NET ASSETS
          ----------------------------------          ---------------
          Schlumberger Ltd.                                6.79%
          Medco Health Solutions, Inc.                     6.56%
          Stryker Corp.                                    5.68%
          Express Scripts, Inc.                            5.62%
          Nokia Corp. - ADR                                4.97%
          Exxon Mobil Corp.                                4.80%
          Apple, Inc.                                      4.48%
          SAP AG - Sponsored ADR                           4.33%
          Research In Motion Ltd.                          4.20%
          Andarko Petroleum Corp.                          4.13%

THE PIEDMONT SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 105.3%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.2%
    22,000   Lowe's Cos., Inc. + ...............................   $    504,680
     8,000   McDonalds Corp. ...................................        446,160
    24,000   Staples, Inc. .....................................        530,640
                                                                   ------------
                                                                      1,481,480
                                                                   ------------
             CONSUMER STAPLES -- 6.8%
     7,000   Energizer Holdings, Inc.* .........................        633,360
     6,374   PepsiCo, Inc. + ...................................        460,203
                                                                   ------------
                                                                      1,093,563
                                                                   ------------
             ENERGY -- 22.3%
    10,500   Anadarko Petroleum Corp. ..........................        661,815
    20,000   BJ Services Co. ...................................        570,200
     4,000   Core Laboratories N.V.* ...........................        477,200
     9,100   Exxon Mobil Corp. .................................        769,678
    12,500   Schlumberger Ltd. .................................      1,087,500
                                                                   ------------
                                                                      3,566,393
                                                                   ------------
             FINANCIALS -- 0.3%
     1,000   JPMorgan Chase & Co. ..............................         42,950
                                                                   ------------

             HEALTH CARE -- 20.2%
    14,000   Express Scripts, Inc.* ............................        900,480
    24,000   Medco Health Solutions, Inc.* .....................      1,050,960
    14,000   Stryker Corp. .....................................        910,700
     8,500   WellPoint, Inc.*+ .................................        375,105
                                                                   ------------
                                                                      3,237,245
                                                                   ------------
             INDUSTRIALS -- 20.3%
     3,000   Bucyrus International, Inc. - Class A .............        304,950
     5,000   Caterpillar, Inc. + ...............................        391,450
     6,500   FedEx Corp. + .....................................        602,355
     4,000   Flowserve Corp. ...................................        417,520
     6,000   ITT Corp. .........................................        310,860
     7,000   KBR, Inc. .........................................        194,110
    11,200   Norfolk Southern Corp. + ..........................        608,384
     6,500   Raytheon Co. ......................................        419,965
                                                                   ------------
                                                                      3,249,594
                                                                   ------------

THE PIEDMONT SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 105.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 24.7%
     5,000   Apple, Inc.* ......................................   $    717,500
     1,000   Google, Inc. - Class A*+ ..........................        440,470
     9,000   MEMC Electronic Materials, Inc.* ..................        638,100
    25,000   Nokia Corp. - ADR .................................        795,750
     6,000   Research In Motion Ltd.* ..........................        673,380
    14,000   SAP AG - Sponsored ADR ............................        693,980
                                                                   ------------
                                                                      3,959,180
                                                                   ------------
             MATERIALS -- 1.5%
     5,000   E.I. du Pont de Nemours and Co. + .................        233,800
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $15,783,424) ............   $ 16,864,205
                                                                   ------------

================================================================================
 CONTRACTS   CALL OPTION CONTRACTS -- 0.0%                             VALUE
--------------------------------------------------------------------------------
       100   Western Digital Corp., 07/19/2008 at $35
               (Cost $40,150) ..................................   $      7,500
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 3.5%                                VALUE
--------------------------------------------------------------------------------
   557,751   Evergreen Institutional Money Market Fund -
               Institutional Class, 3.268% (a)
               (Cost $557,751) .................................   $    557,751
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 108.8%
               (Cost $16,381,325) ..............................   $ 17,429,456

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.8%) ...     (1,406,960)
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 16,022,496
                                                                   ============

+     All or a portion of the security is held as collateral for short sales.

*     Non-income producing security.

ADR - American Depositary Receipt

(a) Variable rate security. The coupon rate shown is the effective interest rate at March 31, 2008.

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 13.0%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 0.6%
     3,500   Home Depot, Inc. (The) ............................   $     97,895
                                                                   ------------

             CONSUMER STAPLES -- 4.6%
     2,000   Coca-Cola Co. (The) ...............................        121,740
    15,000   CVS Caremark Corp. ................................        607,650
                                                                   ------------
                                                                        729,390
                                                                   ------------
             HEALTH CARE -- 2.1%
    10,000   Apria Healthcare Group, Inc.* .....................        197,500
     4,000   UnitedHealth Group, Inc. ..........................        137,440
                                                                   ------------
                                                                        334,940
                                                                   ------------
             INDUSTRIALS -- 3.0%
     1,200   Burlington Northern Santa Fe Corp. ................        110,664
     7,000   General Electric Co. ..............................        259,070
     1,600   United Parcel Service, Inc. - Class B .............        116,832
                                                                   ------------
                                                                        486,566
                                                                   ------------
             INFORMATION TECHNOLOGY -- 1.1%
     9,000   Oracle Corp.* .....................................        176,040
                                                                   ------------

             MATERIALS -- 0.7%
     1,000   Monsanto Co. ......................................        111,500
                                                                   ------------

             TELECOMMUNICATIONS SERVICES -- 0.9%
     3,000   Leap Wireless International, Inc.* ................        139,800
                                                                   ------------

             TOTAL SECURITIES SOLD SHORT (Proceeds $2,084,117) .   $  2,076,131
                                                                   ============

*     Non-income producing security.

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008
================================================================================
ASSETS
   Investments in securities:
   At acquisition cost ..........................................  $ 16,381,325
                                                                   ============
   At value (Note 2) ............................................  $ 17,429,456
   Deposits with broker for securities sold short (Note 2) ......       677,227
   Dividends receivable .........................................        18,429
   Receivable for capital shares sold ...........................            65
   Other assets .................................................         3,705
                                                                   ------------
Total assets ....................................................    18,128,882
                                                                   ------------
LIABILITIES
   Securities sold short, at value (proceeds $2,084,117) (Note 2)     2,076,131
   Dividends payable on securities sold short (Note 2) ..........         3,434
   Payable to Advisor (Note 5) ..................................         2,305
   Payable to Administrator (Note 5) ............................         6,180
   Other accrued expenses and liabilities .......................        18,336
                                                                   ------------
Total liabilities ...............................................     2,106,386
                                                                   ------------

NET ASSETS ......................................................  $ 16,022,496
                                                                   ============
NET ASSETS CONSIST OF:
   Paid-in capital ..............................................  $ 16,973,180
   Accumulated net realized losses from security transactions ...    (2,006,801)
   Net unrealized appreciation on investments ...................     1,056,117
                                                                   ------------

NET ASSETS ......................................................  $ 16,022,496
                                                                   ============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     1,567,375
                                                                   ============

Net asset value, offering price and redemption price per share ..  $      10.22
                                                                   ============

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2008
================================================================================
INVESTMENT INCOME
   Dividend income (Net of foreign tax of $3,031) ..............   $    193,590
   Interest income .............................................          2,400
                                                                   ------------
Total investment income ........................................        195,990
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 5) ...........................        165,579
   Interest expense (Note 2) ...................................         42,743
   Fund accounting fees (Note 5) ...............................         30,900
   Registration fees ...........................................         29,771
   Professional fees ...........................................         29,500
   Administration fees (Note 5) ................................         29,057
   Transfer agent fees (Note 5) ................................         16,250
   Dividend expense on securities sold short (Note 2) ..........         15,763
   Custody fees ................................................          8,815
   Trustees' fees and expenses .................................          6,919
   Postage and supplies ........................................          6,694
   Printing of shareholder reports .............................          5,597
   Insurance expense ...........................................          4,974
   Other expenses ..............................................         15,777
                                                                   ------------
Total expenses .................................................        408,339
   Less fees waived by the Advisor (Note 5) ....................       (101,416)
                                                                   ------------
Net expenses ...................................................        306,923
                                                                   ------------

NET INVESTMENT LOSS ............................................       (110,933)
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS, SECURITIES SOLD SHORT
   AND OPTION CONTRACTS
   Net realized losses from security transactions:
      Investments ..............................................     (1,352,523)
      Short positions ..........................................        (57,425)
      Option contracts .........................................        (76,994)
   Net change in unrealized appreciation/depreciation on:
      Investments ..............................................         71,760
      Short positions ..........................................         15,454
      Option contracts .........................................        (32,650)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS, SECURITIES SOLD
   SHORT AND OPTION CONTRACTS ..................................     (1,432,378)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .....................   $ (1,543,311)
                                                                   ============

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                                 YEAR            YEAR
                                                                ENDED           ENDED
                                                               MARCH 31,       MARCH 31,
                                                                 2008            2007
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ..........................   $   (110,933)   $     54,240
   Net realized losses from security transactions:
      Investments ........................................     (1,352,523)       (536,077)
      Short positions ....................................        (57,425)         16,575
      Option contracts ...................................        (76,994)             --
   Net change in unrealized appreciation/depreciation on:.
      Investments ........................................         71,760         876,676
      Short positions ....................................         15,454          (7,468)
      Option contracts ...................................        (32,650)             --
                                                             ------------    ------------
Net increase (decrease) in net assets from operations ....     (1,543,311)        403,946
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................        (19,067)        (35,162)
   From net realized gains on investments ................             --         (60,375)
                                                             ------------    ------------
Decrease in net assets from
   distributions to shareholders .........................        (19,067)        (95,537)
                                                             ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................      2,252,970      14,191,864
   Net asset value of shares issued in reinvestment of
      distributions to shareholders ......................          6,763          32,391
   Payments for shares redeemed ..........................     (1,162,364)       (973,653)
                                                             ------------    ------------
Net increase in net assets from capital share transactions      1,097,369      13,250,602
                                                             ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (465,009)     13,559,011

NET ASSETS
   Beginning of year .....................................     16,487,505       2,928,494
                                                             ------------    ------------
   End of year ...........................................   $ 16,022,496    $ 16,487,505
                                                             ============    ============
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME .....................................   $         --    $     19,067
                                                             ============    ============
CAPITAL SHARE ACTIVITY
   Shares sold ...........................................        196,361       1,299,234
   Shares reinvested .....................................            572           2,949
   Shares redeemed .......................................       (109,964)        (89,646)
                                                             ------------    ------------
   Net increase in shares outstanding ....................         86,969       1,212,537
   Shares outstanding at beginning of year ...............      1,480,406         267,869
                                                             ------------    ------------
   Shares outstanding at end of year .....................      1,567,375       1,480,406
                                                             ============    ============

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------
                                                       YEAR           YEAR          PERIOD
                                                      ENDED          ENDED          ENDED
                                                     MARCH 31,      MARCH 31,      MARCH 31,
                                                       2008           2007         2006 (a)
--------------------------------------------------------------------------------------------
  Net asset value at beginning of period ........   $    11.14     $    10.93     $    10.00
                                                    ----------     ----------     ----------
  Income (loss) from investment operations:
     Net investment income (loss) ...............        (0.07)          0.03          (0.07)
     Net realized and unrealized gains
       (losses) on investments ..................        (0.84)          0.24           1.09
                                                    ----------     ----------     ----------
  Total from investment operations ..............        (0.91)          0.27           1.02
                                                    ----------     ----------     ----------
  Less distributions:
     From net investment income .................        (0.01)         (0.02)            --
     From net realized gains on investments .....           --          (0.04)         (0.09)
                                                    ----------     ----------     ----------
  Total distributions ...........................        (0.01)         (0.06)         (0.09)
                                                    ----------     ----------     ----------

  Net asset value at end of period ..............   $    10.22     $    11.14     $    10.93
                                                    ==========     ==========     ==========

  Total return (b) ..............................       (8.17%)         2.52%         10.24%(c)
                                                    ==========     ==========     ==========

  Net assets at end of period (000's) ...........   $   16,022     $   16,488     $    2,928
                                                    ==========     ==========     ==========
Ratios/supplementary data:
  Ratio of gross expenses to average net assets .        2.22%          2.31%          9.53%(e)

  Ratio of net expenses to average net assets (d)        1.67%(g)       1.38%(f)       2.25%(e)

  Ratio of net investment income (loss)
     to average net assets (d) ..................       (0.60%)         0.39%         (0.89%)(e)

  Portfolio turnover rate .......................          82%           114%           129%(c)

(a) Represents the period from the commencement of operations (April 26, 2005) through March 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Ratio was determined after advisory fee waivers and expense reimbursements (Note 5).

(e)   Annualized.

(f) The net expense ratio listed is greater than the expense limit of 1.35% due to dividends on securities sold short in the amount of $4,608 (Note
      5).

(g) The net expense ratio listed is greater than the expense limit of 1.35% due to dividends on securities sold short in the amount of $15,763 and interest expense in the amount of $42,743 (Note 5).

See accompanying notes to financial statements.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008
================================================================================

1.    ORGANIZATION

The Piedmont Select Equity Fund (the "Fund") is a non-diversified series of The Piedmont Investment Trust, which was organized as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to August 1, 2007, the Fund was known as The Piedmont Select Value Fund.

The Fund commenced operations on April 26, 2005. The investment objective of the Fund is to provide long-term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

INVESTMENT VALUATION - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

SHARE VALUATION - The net asset value of the Fund's shares is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

INVESTMENT TRANSACTIONS - Investment transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

SECURITIES SOLD SHORT - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The broker may charge interest if a specified portion of the collateral is not held in cash.

OPTION TRANSACTIONS - The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Fund enters into a closing purchasing transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose it entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

DIVIDEND DISTRIBUTIONS - Distributions to shareholders arising from net investment income (if any) are declared and paid quarterly. Distributions from capital gains (if any) are made at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was ordinary income.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    FEDERAL INCOME TAX

It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2008:

--------------------------------------------------------------------------------
Cost of portfolio investments and securities sold short ......     $ 14,303,026
                                                                   ============
Gross unrealized appreciation ................................     $  2,364,600
Gross unrealized depreciation ................................       (1,314,301)
                                                                   ------------
Net unrealized appreciation ..................................     $  1,050,299
Capital loss carryforwards ...................................         (899,649)
Post-October losses ..........................................       (1,101,334)
                                                                   ------------
Accumulated deficit ..........................................     $   (950,684)
                                                                   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and securities sold short and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of March 31, 2008, the Fund had capital loss carryforwards for federal income tax purposes of $899,649, of which $503,841 expires on March 31, 2015 and $395,808 expires on March 31, 2016. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, the Fund had net realized capital losses of $1,101,334 during the period November 1, 2007 through March 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2008, the Fund reclassified accumulated net investment loss of $110,933 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be booked as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Fund first adopted FIN 48 with its Semi-Annual Report on September 30, 2007. Based on management's analysis, the adoption of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Fund's tax returns remains open for the years ended March 31, 2006 through March 31, 2007.

4.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2008, cost of purchases and sales of investment securities, other than short-term investments and U.S. government securities, was $18,244,825 and $14,909,715, respectively.

5.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
Under the terms of an Investment Advisory Agreement between the Fund and Sheets Smith Wealth Management, Inc. (the "Advisor"), the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.90% of the Fund's average daily net assets.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Fund under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Fund and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's total operating expenses (exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year ending March 31, 2008. The contractual agreement is currently in effect until March 31, 2009 and may continue from year-to-year thereafter, provided such continuation is approved by the Board of Trustees. During the year ended March 31, 2008, the Advisor waived investment advisory fees of $101,416.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Fund, effective June 15, 2007, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund's average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month. During the year ended March 31, 2008, the Fund paid Ultimus $22,213 for administration services.

Prior to June 15, 2007, administrative services were provided to the Fund by The Nottingham Company ("TNC"). For the performance of these services, the Fund paid TNC a monthly fee at an annual rate of 0.175% of the Fund's average daily net assets up to $50 million; 0.150% of such assets from $50 to $100 million; 0.125% of such assets from $100 to $150 million; 0.100% of such assets from $150 to $200 million; and 0.075% of such assets in excess of $200 million, subject to a minimum monthly fee of $2,000. Additionally, the Fund paid TNC an annual blue sky administration fee of $150 per state. During the year ended March 31, 2008, the Fund paid TNC administration fees of $6,844.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Fund, effective June 15, 2007, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund's average daily net assets and 0.005% of such assets in excess of $500 million. During the year ended March 31, 2008, the Fund paid Ultimus $24,980 for fund accounting services. In addition, the Fund pays all costs of external pricing services.

Prior to June 15, 2007, accounting services were provided to the Fund by TNC. For the performance of these services, the Fund paid TNC a monthly fee of $2,250, plus an asset-based fee at the annual rate of 0.01% of the Fund's average net assets. During the year ended March 31, 2008, the Fund paid TNC accounting fees of $5,920.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Fund, effective June 15, 2007, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemption of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,000 per month if the Fund has less than 25 shareholders, $1,250 if the Fund has between 25 and 100 shareholders and $1,500 per month if the Fund has more than 100 shareholders. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the year ended March 31, 2008, the Fund paid Ultimus $11,875 for transfer agent and shareholder services.

THE PIEDMONT SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Prior to June 15, 2007, transfer agent and shareholder services were provided to the Fund by North Carolina Shareholder Services, LLC ("NCSS"). For the performance of these services, the Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder account, subject to a $1,750 minimum monthly fee. During the year ended March 31, 2008, the Fund paid NCSS transfer agent fees of $4,375.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Fund, effective June 15, 2007, Ultimus Fund Distributors, LLC (the "Distributor") serves as the Fund's principal underwriter. The Distributor receives annual compensation of $6,000 for such services.

Prior to June 15, 2007, Capital Investment Group, LLC ("CIG") served as the Fund's principal underwriter. CIG received annual compensation of $5,000 for such services.

Certain Trustees and officers of the Fund are directors and officers of the Advisor, or of Ultimus.

6.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE PIEDMONT SELECT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of The Piedmont Investment Trust and the Shareholders of The Piedmont Select Equity Fund

We have audited the accompanying statement of assets and liabilities of The Piedmont Select Equity Fund (formerly The Piedmont Select Value Fund), a series of shares of The Piedmont Investment Trust, including the schedule of investments, as of March 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 26, 2005 (date of initial public investment) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Piedmont Select Equity Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period April 26, 2005 to March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
May 28, 2008

THE PIEDMONT SELECT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2007 through March 31, 2008).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PIEDMONT SELECT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

More information about the Fund's expenses, including historical annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                       BEGINNING        ENDING
                                        ACCOUNT         ACCOUNT       EXPENSES
                                         VALUE           VALUE          PAID
                                       OCTOBER 1,       MARCH 31,      DURING
                                          2007            2008         PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return.........  $ 1,000.00      $   851.80      $   8.52
Based on Hypothetical 5% Return
  (before expenses).................  $ 1,000.00      $ 1,015.80      $   9.27
--------------------------------------------------------------------------------
*     Expenses are equal to the Fund's annualized expense ratio of 1.84% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5865, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC's website at http:/www.sec.gov.

The Fund files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5865. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Fund during the year ended March 31, 2008. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $19,067 as taxed at a maximum rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 1007 Form 1099-DIV.

THE PIEDMONT SELECT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS  (UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee and executive officer of the Trust including their principal occupations during the past five years and public directorships held by the Trustees:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF       OTHER
                                                                                                   PORTFOLIOS      DIRECTORSHIPS
                                                                                                   IN FUND         OF PUBLIC
                              POSITION(S)   LENGTH                                                 COMPLEX         COMPANIES
NAME, ADDRESS AND             HELD WITH     OF TIME   PRINCIPAL OCCUPATION(S)                      OVERSEEN        HELD BY
AGE                           TRUST         SERVED    DURING PAST 5 YEARS                          BY TRUSTEE      TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Richard V. Fulp (age 65)      Trustee       Since     Director of Franklin Street Partners,        1               None
2325 Warwick Road                           August    Inc. (investment manager) since 1994
Winston-Salem, NC 27104                     2006      and Managing Partner since 1997;
                                                      Managing Partner of Franklin Street
                                                      Ventures (venture capital firm) since
                                                      1997; Chairman of the Board of
                                                      Franklin Street Trust Company (NC
                                                      chartered trust company) since 1994;
                                                      Director of Arbor Acres, Inc. (nonprofit
                                                      corporation) since 2005;
                                                      Chairman of the Board (since March
                                                      2004) and Trustee (since March
                                                      2001) of Historic Bethabara Park, Inc.
                                                      (nonprofit corporation); Trustee of
                                                      Davidson Athletic Foundation (nonprofit
                                                      athletic foundation) since
                                                      October 1999.
--------------------------------------------------------------------------------------------------------------------------------
Greg A. Christos (age 51)     Trustee       Since     Chief Executive Officer of SECUSA            1               None
SECUSA Holdings Inc.                        August    Holdings Inc. (leveraged-buy-out and
4309 Emperor Boulevard                      2006      merchant banking company) since
Suite 100                                             June 2003; co-founder and Managing
Durham, NC 27703                                      Director of Meridia Holdings
                                                      (merchant banking company) from
                                                      2001-2003.
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*
--------------------------------------------------------------------------------------------------------------------------------
David M. Clark, III (age 49)  Trustee and   Since     Vice President, Sheets Smith Wealth          1               None
120 Club Oaks Court           President/    April     Management, Inc. since May, 2006;
Suite 200                     Treasurer     2005      Managing Member and President of
Winston-Salem, NC 27104       (Principal              Clark Capital Management, LLC from
                              Executive               1994 to 2006.
                              Officer and
                              Principal
                              Financial
                              Officer)
--------------------------------------------------------------------------------------------------------------------------------

THE PIEDMONT SELECT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

-------------------------------------------------------------------------------------------------------
                              POSITION(S)   LENGTH
NAME, ADDRESS AND             HELD WITH     OF TIME   PRINCIPAL OCCUPATION(S)
AGE                           TRUST         SERVED    DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 51)     Vice          Since     Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive            President     June      and Ultimus Fund Distributors, LLC
Suite 450                                   2007
Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------
John F. Splain (age 51)       Secretary     Since     Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive                          June      and Ultimus Fund Distributors, LLC
Suite 450                                   2007
Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------
Paul T. Anthony (age 43)      Chief         Since     Chief Compliance Officer of Sheets Smith Wealth
120 Club Oaks Court           Compliance    May       Management, Inc.
Suite 200                     Officer       2006
Winston-Salem, NC 27104
-------------------------------------------------------------------------------------------------------

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a copy of the SAI, please call 1-888-859-5865.

                         THE PIEDMONT SELECT EQUITY FUND
                                 IS A SERIES OF
                          THE PIEDMONT INVESTMENT TRUST
                             -----------------------

FOR SHAREHOLDER SERVICE INQUIRIES:          FOR INVESTMENT ADVISOR INQUIRIES:
The Piedmont Select Equity Fund             Sheets Smith Wealth Management, Inc.
c/o Ultimus Fund Solutions, LLC             120 Club Oaks Court, Suite 200
225 Pictoria Drive, Suite 450               Winston Salem, North Carolina 27104
Cincinnati, OH 45246

TOLL-FREE TELEPHONE:                        TOLL-FREE TELEPHONE:
1-888-859-5865                              1-888-859-5865

                                            WORLD WIDE WEB @:
                                            piedmontselectequityfund.com

--------------------------------------------------------------------------------
An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, sector risk, nondiversified fund risk, repurchase agreement risk, issuer risk, mid-cap risk, interest rate risk and credit risk. More information about these risks and other risks can be found in the Fund's prospectus.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. A COPY OF THE PROSPECTUS IS AVAILABLE AT WWW.PIEDMONTSELECTEQUITYFUND.COM OR BY CALLING SHAREHOLDER SERVICES AT 1-888-859-5865. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

Stated performance in the Fund was achieved at some or all points during the year by waiving or reimbursing part of the Fund's total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

THIS ANNUAL REPORT WAS FIRST  DISTRIBUTED  TO  SHAREHOLDERS  ON OR ABOUT MAY 29,
2008.

        FOR MORE INFORMATION ON YOUR PIEDMONT SELECT EQUITY MUTUAL FUND:

             See Our Web site @ www.piedmontselectequityfund.com or

         Call Our Shareholder Services Group Toll-Free at 1-888-859-5865

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $11,500 with respect to the registrant's fiscal years ended March 31, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant's fiscal years ended March 31, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal and state income and federal excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1)  The audit  committee  has not adopted  pre-approval  policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) Aggregate non-audit fees of $2,000 and $2,000 were billed by the registrant's accountant for services rendered to the registrant with respect to the fiscal years ended March 31, 2008 and 2007, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Piedmont Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*     /s/ David M. Clark, III
                              --------------------------------------------------
                              David M. Clark, III, Trustee, President,
                              Treasurer, Principal Executive Officer & Principal
                              Financial Officer

Date          May 30, 2008
      ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ David M. Clark, III
                              --------------------------------------------------
                              David M. Clark, III, Trustee, President,
                              Treasurer, Principal Executive Officer & Principal
                              Financial Officer

Date          May 30, 2008
      ----------------------------

* Print the name and title of each signing officer under his or her signature.